UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

Aardvark Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42513	82-1606367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 La Jolla Village Drive, Suite 1050
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 225-7696

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AARD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 14, 2026, Aardvark Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 21,884,158 shares of the Company’s common stock outstanding as of June 18, 2026, the record date for the Annual Meeting, 11,992,479 shares were represented at the Annual Meeting virtually or by proxy, constituting approximately 54.79% of the outstanding shares entitled to vote and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 10, 2026 (the “Proxy Statement”).

Set forth below is a brief description of each proposal voted upon at the Annual Meeting and the voting results with respect to each proposal.

Proposal No. 1. To elect two Class I directors to hold office until the Company’s 2029 annual meeting of stockholders or until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Victor Tong, Jr.	6,264,929	1,898,132	3,829,418
Jeffrey Chi, Ph.D.	6,426,038	1,737,023	3,829,418

As a result, the Company’s stockholders voted to elect Victor Tong, Jr. and Jeffrey Chi, Ph.D. as Class I directors to serve until the Company’s 2029 annual meeting of stockholders or until his respective successor is duly elected and qualified.

Proposal No. 2. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of BDO USA, P.C. as the independent registered public accounting firm and independent auditor of the Company for the year ending December 31, 2026:

Votes For	Votes Against	Abstentions
11,877,567	24,018	90,894

As a result, the Company’s stockholders voted to ratify the appointment by the Audit Committee of the Company’s Board of Directors of BDO USA, P.C. as the independent registered public accounting firm and independent auditor of the Company for the year ending December 31, 2026.

Proposal No. 3. To approve the repricing of certain outstanding stock options issued under the Aardvark Therapeutics, Inc. 2017 Equity Incentive Plan, as amended (the “2017 Plan”), the Aardvark Therapeutics, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) and the Aardvark Therapeutics, Inc. 2025 Inducement Equity Incentive Plan (the “2025 Inducement Plan”) that are held by Eligible Participants (as defined in the Proxy Statement) of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,649,269	3,439,983	73,809	3,829,418

As a result, the Company’s stockholders voted to approve the repricing of certain outstanding stock options issued under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan that are held by Eligible Participants of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARDVARK THERAPEUTICS, INC.

Date:	August 17, 2026	By:	/s/ Tien-Li Lee, M.D.
Tien-Li Lee, M.D. Chief Executive Officer